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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
                (Date of earliest event reported) March 21, 2006

               Bear Stearns Commercial Mortgage Securities II Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              333-108839                 20-0121162
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)          Identification No.)

 383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive Offices)                        (Zip Code)
Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
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Item 8.01.    Other Events
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         On March 21, 2006, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the
"Pooling and Servicing Agreement"), entered into by and among Bear Stearns
Commercial Mortgage Securities II Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as
a Master Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as Special Servicer and LaSalle Bank National Association as
Trustee. Certain classes of the Certificates (the "Underwritten Certificates")
were registered under the Registrant's registration statement on Form S-3 (no.
333-108839) and sold to Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley &
Co. Incorporated ("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters in the form attached hereto as
Exhibit 1.1.

         On April 5, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of March 1, 2006 (the "Principal Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Principal
Global Investors, LLC, as primary servicer. The Principal Primary Servicing
Agreement is attached hereto as Exhibit 99.1.

         On April 5, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of March 1, 2006 (the "Nationwide Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Nationwide Life
Insurance Company, as primary servicer. The Nationwide Primary Servicing
Agreement is attached hereto as Exhibit 99.2.

         On March 8, 2006, Bear Stearns Commercial Mortgage Securities II Inc.
(the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of
March 8, 2006, by and between the Company, as purchaser, and Bear Stearns
Commercial Mortgage, Inc. (the "Bear MLPA"), (b) a Mortgage Loan Purchase
Agreement, dated as of March 8, 2006, by and between the Company, as purchaser, and Wells Fargo bank, National Association (the "Wells MLPA"), (c) a Mortgage
Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company, as purchaser, and Prudential Mortgage Capital Funding, LLC (the "Prudential
MLPA"), (d) a Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company, as purchaser, and Nationwide Life Insurance Company
(the "Nationwide MLPA"), (e) a Mortgage Loan Purchase Agreement, dated as of
March 8, 2006, by and between the Company, as purchaser, and Principal
Commercial Funding, LLC (the "PCF MLPA") and (f) a Mortgage Loan Purchase
Agreement, dated as of March 8, 2006, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC (the "PCFII MLPA"), each in connection with the Company's Commercial Mortgage Pass-Through Certificates, Series
2006-PWR11. The Bear MLPA is annexed hereto as Exhibit 99.3. The Wells MLPA is annexed hereto as Exhibit 99.4. The Prudential MLPA is annexed hereto as Exhibit
99.5. The Nationwide

MLPA is annexed hereto as Exhibit 99.6. The PCF MLPA is annexed hereto as
Exhibit 99.7. The PCFII MLPA is annexed hereto as Exhibit 99.8.

         On March 21, 2006, the following classes of certificates in the following amounts were sold by the registrant to Bear, Stearns & Co. Inc. and
Morgan Stanley & Co. Incorporated, as initial purchasers, in a private placement in reliance on Section 4(2) of the Securities Act of 1933:

============================================================= =======================================================
                                                              INITIAL AGGREGATE PRINCIPAL AMOUNT/NOTIONAL AMOUNT OF
CLASS                                                         CLASS OR PERCENTAGE INTEREST TRANSFERRED
------------------------------------------------------------- -------------------------------------------------------

X                                                                   $1,858,803,952
------------------------------------------------------------- -------------------------------------------------------
B                                                                   $37,177,000
------------------------------------------------------------- -------------------------------------------------------
C                                                                   $23,235,000
------------------------------------------------------------- -------------------------------------------------------
D                                                                   $27,882,000
------------------------------------------------------------- -------------------------------------------------------
E                                                                   $18,588,000
------------------------------------------------------------- -------------------------------------------------------
F                                                                   $20,911,000
------------------------------------------------------------- -------------------------------------------------------
G                                                                   $18,588,000
------------------------------------------------------------- -------------------------------------------------------
H                                                                   $23,235,000
------------------------------------------------------------- -------------------------------------------------------
J                                                                   $ 6,971,000
------------------------------------------------------------- -------------------------------------------------------
K                                                                   $ 6,970,000
------------------------------------------------------------- -------------------------------------------------------
L                                                                   $ 6,971,000
------------------------------------------------------------- -------------------------------------------------------
M                                                                   $ 2,323,000
------------------------------------------------------------- -------------------------------------------------------
N                                                                   $ 4,647,000
------------------------------------------------------------- -------------------------------------------------------
O                                                                   $ 4,647,000
------------------------------------------------------------- -------------------------------------------------------
P                                                                   $23,235,952
------------------------------------------------------------- -------------------------------------------------------
R                                                                   100%
------------------------------------------------------------- -------------------------------------------------------
V                                                                   100%
============================================================= =======================================================

         The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bear Stearns Commercial Mortgage,
Inc., Wells Fargo Bank, National Association, Prudential Mortgage Capital
Funding, LLC, Nationwide Life Insurance Company, Principal Commercial Funding,
LLC and Principal Commercial Funding II, LLC.

         This  amendment on Form 8-K/A amends the Form 8-K filed on April 5, 2006 to include  Exhibits 5.1, 8.1 and
23.1.

Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    -------------------------------

         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

1.1               Underwriting Agreement dated as of March 8, 2006 among Bear
                  Stearns Commercial Mortgage Securities II Inc., as seller, and
                  Bear, Stearns & Co. Inc., and Morgan Stanley & Co.
                  Incorporated, as underwriters.

4.1               Pooling and Servicing Agreement, dated as of March 1, 2006, among Bear Stearns Commercial Mortgage Securities II Inc. as
                  Depositor, Prudential Asset Resources, Inc. as a Master
                  Servicer, Wells Fargo Bank, National Association as a Master
                  Servicer, as Certificate Administrator and as Tax
                  Administrator, ARCap Servicing, Inc. as Special Servicer and
                  LaSalle Bank National Association as Trustee.

5.1               Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1               Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
                  Exhibit 5.1).

23.1              Consent of Cadwalader, Wickersham & Taft LLP (included in
                  Exhibits 5.1 and 8.1).

99.1              Principal Primary Servicing Agreement, dated as of March 1,
                  2006, by and between the Master Servicer and Principal Global
                  Investors, LLC.

99.2              Nationwide Primary Servicing Agreement, dated as of March 1,
                  2006, by and between the Master Servicer and Nationwide Life
                  Insurance Company.

99.3              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Bear Stearns Commercial
                  Mortgage, Inc.

99.4              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Wells Fargo Bank, National
                  Association.

99.5              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Prudential Mortgage Capital
                  Funding, LLC.

99.6              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Nationwide Life Insurance
                  Company.

99.7              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Principal Commercial Funding,
                  LLC.

99.8              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Principal Commercial Funding
                  II, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   April 6, 2006

                                   BEAR STEARNS COMMERCIAL MORTGAGE
                                   SECURITIES II INC.

                                          By:   /s/ Richard A. Ruffer, Jr.
                                                --------------------------
                                          Name:  Richard A. Ruffer, Jr.
                                          Title: Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement dated as of March 8, 2006 among Bear
                  Stearns Commercial Mortgage Securities II Inc., as seller, and
                  Bear, Stearns & Co. Inc., and Morgan Stanley & Co.
                  Incorporated, as underwriters.

4.1               Pooling and Servicing Agreement, dated as of March 1, 2006, among Bear Stearns Commercial Mortgage Securities II Inc. as
                  Depositor, Prudential Asset Resources, Inc. as a Master
                  Servicer, Wells Fargo Bank, National Association as a Master
                  Servicer, as Certificate Administrator and as Tax
                  Administrator, ARCap Servicing, Inc. as Special Servicer and
                  LaSalle Bank National Association as Trustee.

5.1               Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1               Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
                  Exhibit 5.1).

23.1              Consent of Cadwalader, Wickersham & Taft LLP (included in
                  Exhibits 5.1 and 8.1).

99.1              Principal Primary Servicing Agreement, dated as of March 1,
                  2006, by and between the Master Servicer and Principal Global
                  Investors, LLC.

99.2              Nationwide Primary Servicing Agreement, dated as of March 1,
                  2006, by and between the Master Servicer and Nationwide Life
                  Insurance Company.

99.3              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Bear Stearns Commercial
                  Mortgage, Inc.

99.4              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Wells Fargo Bank, National
                  Association.

99.5              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Prudential Mortgage Capital
                  Funding, LLC.

99.6              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Nationwide Life Insurance
                  Company.

99.7              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Principal Commercial Funding,
                  LLC.

99.8              Mortgage Loan Purchase Agreement, dated as of March 8, 2006, by and between the Company and Principal Commercial Funding
                  II, LLC.